Greektown Superholdings, Inc. 8-K

Exhibit 99.1

FOR IMMEDIATE RELEASE

Greektown Superholdings, Inc. Special Committee Determines to Retain Lazard as its
Financial Advisor and Sullivan & Cromwell LLP as its Special Counsel

DETROIT, MI, January 30, 2013 – Greektown Superholdings, Inc. (“Greektown” or the “Company”) announced today that the Special Committee of its Board of Directors has determined to retain Lazard Freres & Co. LLC to act as its financial advisor and Sullivan & Cromwell LLP to act as its special counsel.  As previously announced, on January 17, 2013, following Greektown’s previously disclosed receipt of correspondence from Athens Acquisition LLC (“Athens”), the Greektown Board formed a Special Committee composed of three of its independent directors with the purpose of assisting the Greektown Board of Directors in the discharge of its fiduciary duties under Delaware law.  The Special Committee of independent directors plans to conduct a full review of the Athens correspondence and the matters contained therein in addition to Greektown’s other strategic alternatives.

The Special Committee advises the Company’s shareholders and others considering trading in its securities that the Special Committee is evaluating the Athens correspondence and the Company’s other strategic alternatives, and there can be no assurance that such evaluations will lead to any definitive offer, that any agreement will be reached or that any transaction will be consummated.  The Special Committee urges the Company’s shareholders not to take any action until the Special Committee has had the opportunity to fully evaluate the Athens correspondence and the Company’s other strategic alternatives.

Further announcements will be made by the Special Committee as and when appropriate.
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About Greektown Superholdings, Inc.

Greektown Superholdings, Inc. operates, through its subsidiaries, the Greektown Casino-Hotel.  Located in the heart of Detroit’s Greektown Dining and Entertainment District, Greektown Casino-Hotel opened on November 10, 2000.  Greektown Casino-Hotel offers such amenities as Asteria, The Fringe, Shotz Sports Bar & Grill, Bistro 555, Brizola and a VIP lounge for players.  Greektown Casino-Hotel opened its 400-room hotel tower in February 2009 and became the first Michigan casino to debut a smartphone application. For more information, visit greektowncasinohotel.com.

Media Contact:
Greektown Superholdings, Inc.
Lloryn R. Love
Communications Manager
313-223-2999, ext. 5455
(313) 477-6617
llove@greektowncasino.com

Investor Contact:
Greektown Superholdings, Inc.
Glen Tomaszewski
Senior Vice President, Chief Financial Officer and Treasurer
313-223-2999, ext. 5467
gtomaszewski@greektowncasino.com

Forward-Looking Statements

Certain statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve risks and uncertainties.  All statements contained herein that are not clearly historical in nature are forward-looking, and words such as “anticipate,” “expect,” “will,” “continue,” or other similar words or phrases are generally intended to identify forward-looking statements. Any forward-looking statement contained herein, in other press releases, written statements or documents filed with the Securities and Exchange Commission are subject to known and unknown risks, uncertainties and contingencies. Many of these risks, uncertainties and contingencies are beyond Greektown’s control. There can be no assurance that any proposal or strategic alternative reviewed by Greektown will lead to any definitive offer, that any agreement will be reached or that any transaction will be consummated. Any forward-looking statements in this release speak only as of the date of this release, and Greektown undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events.